UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. 1)

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Zep Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1310 Seaboard Industrial Boulevard, N.W.
Atlanta, Georgia
30318

AMENDMENT NO. 1 TO THE PROXY STATEMENT

FOR THE 2014 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 7, 2014

EXPLANATORY NOTE

The following information supplements and amends the definitive proxy statement (the “Proxy Statement”) of Zep Inc. (the “Company”) originally filed with the Securities and Exchange Commission (“SEC”) on November 19, 2013 and furnished on or about November 25, 2013 to our stockholders in connection with the solicitation of proxies by our Board of Directors for the 2014 Annual Meeting of Stockholders and for any adjournment or postponement thereof (the “Annual Meeting”).  The Annual Meeting is scheduled to be held on Tuesday, January 7, 2014, at 1:00 p.m. Eastern Time, at our R&D Auditorium located at 1420 Seaboard Industrial Boulevard, N.W., Atlanta, Georgia.

This Amendment No. 1 to the Proxy Statement (this “Amendment”), which is being filed with the SEC on December 20, 2013,  amends only the disclosure set forth under the caption “Disclosure With Respect to Equity Compensation Plans” on page 57 of the Proxy Statement to: (1) revise the number of securities included in each of columns (a) and (c) in the table to correct an inadvertent calculation error; (2) revise footnotes 1 and 2; (3) add footnote 3; (4) add footnote 4 to the weighted average exercise price in column (b); (5) add a footnote 5 to column (c); (6) add a footnote 6 to column (a); and (7) add footnote 7 to column (c). Except as described above, no other changes are being made to the Proxy Statement. The disclosure set forth below under the caption “Disclosure with Respect to Equity Compensation Plans” shall be deemed to replace in its entirety the corresponding disclosure in the Proxy Statement. Capitalized terms used in this Amendment and not otherwise defined have the meaning given to such terms in the Proxy Statement.

THE PROXY STATEMENT CONTAINS IMPORTANT INFORMATION AND THIS AMENDMENT AND THE INFORMATION SET FORTH BELOW SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

DISCLOSURE WITH RESPECT TO EQUITY COMPENSATION PLANS

The following table provides information as of August 31, 2013 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.  It does not include information about shares issuable under our Employee Stock Purchase Plan, which was approved by our stockholders in October 2007.

	(a)		(b)		(c)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a))
Equity compensation plans approved by stockholders(1)	1,866,996	(2)(3)	$14.16	(4)	627,316	(5)
Equity compensation plans not approved by stockholders	—		—		—
Total	1,866,996	(6)			627,316	(7)

(1)         Included is information related to the shares issuable pursuant to the following stockholder approved equity plans.

•                  The 2010 Plan under which our stockholders approved the issuance of up to 4,300,000 shares in January 2010.

•                  The Non-Employee Director Deferred Compensation Plan under which our stockholders approved the issuance of up to 300,000 shares in October 2007 (“Director Deferred Compensation Plan”).   The Director Deferred Compensation Plan allows directors to defer a portion of their annual retainer and other fees on a dollar-for-dollar basis;

•                  The Supplemental Deferred Savings Plan under which the stockholders approved the issuance of up to 400,000 shares in October 2007 (“SDSP”).  The SDSP permits key associates, including the named executive officers, to defer specified percentages of their salary and annual incentive awards or other cash bonuses on a dollar-for-dollar basis.  For more information concerning the SDSP, please see pages 40 and 41 of this Proxy Statement.

(2)         Includes the following, as of August 31, 2013:

•                  1,694,728 stock options outstanding and issuable upon exercise pursuant to the 2010 Plan;

•                  75,139 fully vested deferred stock units outstanding and issuable upon a separation from service or retirement of a participating director pursuant to the Director Deferred Compensation Plan; and

•                  97,129 fully vested deferred stock units outstanding and issuable pursuant to the terms of the SDSP, which generally occurs upon a terminating event of a participating associate.

(3)         Excludes 445,000 restricted stock awards and 232,000 performance-based stock awards that were issued and outstanding as of August 31, 2013.

(4)         Represents the weighted average exercise price of the 1,694,728 stock options described in footnote 2.

(5)         Includes 627,316 shares available for grant pursuant to the 2010 Plan as of August 31, 2013 (rounded to 600,000 in the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2013).  Excludes 199,155 shares reserved for issuance under the Director Deferred Compensation Plan and 284,598 shares reserved for issuance under the SDSP as additional shares are not issuable pursuant to the Director Deferred Compensation Plan unless a director defers fees and additional shares are not issuable under the SDSP unless an associate elects to defer a portion of his or her salary, annual incentive awards and/or other cash bonuses.

(6)         As of November 13, 2013, the Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights totaled 1,707,544, which consist of the following:

•                  1,530,148 stock options outstanding and issuable upon exercise pursuant to the 2010 Plan having a weighted average exercise price of $14.27 and a weighted term of 4.9 years;

•                  78,978 fully vested deferred stock units outstanding and issuable upon a separation from service or retirement of a participating director pursuant to the Director Deferred Compensation Plan; and

•                  98,418 fully vested deferred stock units outstanding and issuable pursuant to the terms of the SDSP, which generally occurs upon a terminating event of a participating associate.

(7)         As of November 13, 2013, the Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans totaled 357,563, excluding 195,316 shares reserved for issuance under the Director Deferred Compensation Plan and 283,309 shares reserved for issuance under the SDSP for the reasons outlined in footnote 5.